Exhibit 32.02

CERTIFICATION PURSUANT TO SECTION 906 OF THE PUBLIC COMPANY
ACCOUNTING REFORM AND INVESTOR PROTECTION ACT OF 2002
(18 U.S.C.  1350, AS ADOPTED)

Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. 1350, as adopted, the "Sarbanes-Oxley Act"), Frank W. Backes, the Chief Financial Officer of the Company hereby certifies that, to the best of his knowledge:

1.
The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004, to which this Certification is attached as
Exhibit 32.01 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

Dated: November 13, 2004

/s/ Frank W. Backes

Frank W. Backes
Chief Financial Officer